                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
                Pursuant to section 13 or 15(d) of
                The securities exchange Act of 1934

     Date of Report (Date of earliest event reported) November 25, 2003

          NAVISTAR FINANCIAL SECURITIES CORPORATION ON BEHALF OF
              NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
        (Exact name of registrant as specified in its charter)

                               Delaware
            (State or other jurisdiction of incorporation)

           33-87374                                        36-3731520
(Commission File Number                       (IRS Employer Identification No.)

2850 West Golf Road, Rolling Meadows, Illinois                60008
  (Address of principal executive offices                   (Zip Code)

       Registrant's telephone number, including area code (847)734-4000

--------------------------------------------------------------------------------

              INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events and Regulation FD Disclosure

On November 25, 2003 the  Registrant  has caused to be  made available  by the trustee the monthly Servicer and  Settlement  Certificates for the Due Period
ended October 31, 2003, which are attached as Exhibit 20 hereto.

Item 7.  Financial Statements, Proforma Financial Information and Exhibits.

    (c)  Exhibits:   See attached Exhibit Index.

--------------------------------------------------------------------------------

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on itsbehalf by the undersigned thereunto duly authorized.

           NAVISTAR FINANCIAL SECURITIES CORPORATION on behalf of
                NAVISTAR FINANCIAL DEALER NOTE MASTER TRUST
                               (Registrant)

Date:  December 22, 2003               By: /s/PAUL MARTIN
                                              Paul Martin
                                              Vice President and Controller

--------------------------------------------------------------------------------

                              FORM 8-K

                           EXHIBIT INDEX

Exhibit
Number
               Description
20.1           Monthly Servicer and Settlement Certificate #99, Series 1995-1
               made available on November 25, 2003

20.1 (A)       4.45 The percentages and all other information calculated
               pursuant to Sections 6.01 and 7.01 of the supplement,
               Certificate #99

20.2           Monthly Servicer and Settlement Certificate #65, Series 1998-1
               made available on November 25, 2003

20.2 (A)       4.43 The percentages and all other information calculated
               pursuant to section 6.01 of the Supplement, Certificate #65

20.3          Monthly Servicer and Settlement Certificate #40, Series 2000-1
              made available on November 25, 2003

20.3 (A)      4.43 The percentages and all other information calculated
              pursuant to section 6.01 of the Supplement, Certificate #40

20.4          Monthly Servicer and Settlement Certificate #4, Series 2003-1
              made available on November 25, 2003

20.4 (A)      4.43 The percentages and all other information calculated
              pursuant to section 6.01 of the Supplement, Certificate #4

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                                                      Exhibit 20.1

                                     MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 99

                                                  DEALER NOTE MASTER TRUST

                                                 CLASS A, DEALER NOTE
                                              ASSET BACKED CERTIFICATES,
                                                     SERIES 1995-1

Under the Series 1995-1 Supplement dated as of June 8, 1995 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1995-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of November 25, 2003, the Transfer Date of November 24, 2003 and with respect to the performance of the Master Trust during the Due Period ended on October 31, 2003 and the Distribution Period ended
November 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

      1 NFC is Servicer under the Agreement.

      2 The undersigned is a Servicing Officer.

      3 Master Trust Information.

    3.1 The amount of the Advance, if any, for the Due Period                                        244,102.08

    3.2 The amount of ITEC Finance Charges for the Due Period                                      1,856,916.66

    3.3 The average daily balance of Dealer Notes outstanding during the Due Period              806,216,413.36

    3.4 The total amount of Advance Reimbursements for the Due Period                                      0.00

    3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period              321,251,113.99

    3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust             330,672,673.37
        during the Due Period

    3.7 The amount of the Servicing Fee for the Due Period                                           678,869.10

    3.8 The average daily Master Trust Seller's Interest during the Due Period                   145,032,354.41

    3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV of the Supplement)                    144,955,492.19

   3.10 The aggregate amount of Collections for the Due Period                                   579,884,604.89

   3.11 The aggregate amount of Finance Charge Collections for the Due Period                      4,136,451.45

   3.12 The aggregate amount of Principal Collections for the Due Period                         575,748,153.44

   3.13 The amount of Dealer Note Losses for the Due Period                                                0.00

   3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period                814,643,739.31

   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                                        254,497,039.45

   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments                       254,311,752.88
        b.  Description of each Eligible Investment:                                 JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                              0.91%
        d.  The rating of each such Eligible Investment                                                AAAm/Aaa

   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                                           11,707,120.82

   3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
        i)      Southland Int'l Trks
        ii)     Lee-Smith Inc.
        iii)    Longhorn Bus Sales
        iv)     Wolfington Body Co Inc
        v)      Nalley Motor Trucks

   3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
        as a percentage of the total principal amount outstanding, as of the end of the
        Due Period                                                                                        0.28%

   3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions
        set forth in Article IV of the Supplement) established on 7/10/03 for the benefit of the     100,077.72
        Master Trust Certificateholders.

   3.21 Eligible Investments in the Servicer Transition Fee Account:
        a.  The aggregate amount of funds invested in Eligible Investments                           100,000.00
        b.  Description of each Eligible Investment:                                 JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                              0.91%
        d.  The rating of each such Eligible Investment                                                AAAm/Aaa

   3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
        of the Supplement and to the payments made on the Distribution Date)                         100,000.00

    4.0 Series 1995-1 Information.

    4.1 The Deficiency Amount as of the Transfer Date
        (after giving effect to the transactions set forth in
        Article IV of the Supplement)                                                                      0.00

   4.2a The Maximum Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                                31,000,000.00

   4.2b. The Available Subordinated Amount as of the
        Transfer Date (after giving effect to the transactions
        set forth in Article IV of the Supplement)                                                31,000,000.00

    4.3 The Projected Spread for the following Distribution Period                                 2,500,000.00

    4.4 The amount on deposit in the Spread Account as of
        the Transfer Date (after giving effect to the
        transactions set forth in Article IV of the Supplement)                                    2,500,000.00

    4.5 The aggregate amount on deposit in the Liquidity
        Reserve Account as of the Transfer Date (after giving
        effect to the transactions  set forth in Article IV
        of the Supplement)                                                                                 0.00

    4.6 The aggregate amount on deposit in the Negative
        Carry Reserve Fund as of the Transfer Date (after
        giving effect to the transactions set forth in
        Article IV of the Supplement)                                                                      0.00

    4.7 The Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                                  200,000,000.00

    4.8 The amount of Series Allocable Dealer Notes Losses
         for the Due Period                                                                                0.00

    4.9 The amount of Series Allocable Finance Charge
        Collections for the Due Period                                                               923,665.47

   4.10 The amount of Series Allocable Principal Collections
        for the Due Period                                                                       128,563,986.91

   4.11 The amount of Series Principal Account Losses
        for the Due Period                                                                                 0.00

   4.12 The amount of Investor Dealer Note Losses for
        the Due Period                                                                                     0.00

   4.13 The amount of Investor Finance Charge Collections
        for the Due Period                                                                           773,754.57

   4.14 The amount of Investor Principal Collections for
        the Due Period                                                                           107,698,051.84

   4.15 The amount of Available Certificateholder's Interest                                         817,116.15
        Collections for the Due Period

   4.16 The amount of Series 1995-1 Shared Principal
        Collections for the Due Period                                                           107,698,051.84

   4.17 The aggregate amount of the Series 1995-1 Principal
        Shortfall, if any, for the Due Period                                                              0.00

   4.18 The Seller's Percentage for the Due Period                                                       16.23%

   4.19 The Excess Seller's Percentage for the Due Period                                                 2.62%

   4.20 The aggregate amount of Seller's Principal Collections
        for the Due Period                                                                        20,865,935.08

   4.21 The amount of Available Seller's Finance Charge
        Collections for the Due Period                                                               153,420.83

   4.22 The aggregate amount of Available Seller's Principal
        Collections for the Due Period                                                            17,497,558.62

   4.23 The aggregate amount of Excess Seller's Principal
        Collections for the Due Period                                                             3,368,376.46

   4.24 The Controlled Amortization Amount, if applicable,
        for the Due Period                                                                                 0.00

   4.25 The Minimum Series 1995-1 Master Trust Seller's
        Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                                        38,487,242.97

   4.26 The Series 1995-1 Allocation Percentage for
        the Due Period                                                                                   22.33%

   4.27 The Floating Allocation Percentage for the
        Due Period                                                                                       83.77%

   4.28 The Principal Allocation Percentage, if applicable,
        for the Due Period                                                                                0.00%

   4.29 The total amount to be distributed on the Series
        1995-1 Certificates on the Distribution Date                                                 355,665.62

   4.30 The total amount, if any, to be distributed on the Series
        1995-1 Certificates on the Distribution Date
        allocable to the Invested Amount                                                                   0.00

   4.31 The total amount, if any, to be distributed on
        the Series 1995-1 Certificates on the Distribution
        Date allocable to interest on the Series 1995-1
        Certificates                                                                                 228,677.89

   4.32 The Draw Amount as of the Transfer Date                                                            0.00

   4.33 The amount of Investor Charge-Offs as of
        Transfer Date                                                                                      0.00

   4.34 The amount of reimbursement of Investor Charge-
        Offs as of the Transfer Date                                                                       0.00

   4.35 The amount of the Investor Servicing Fee to be
        paid on such Distribution Date                                                               126,987.73

   4.36 The aggregate amount of funds on deposit in
        the Negative Carry Reserve Account  as of the end of
        the last day of the Due Period (after giving effect to the payments and adjustments made pursuant to Article
        IV of the Supplement and of the Agreement)                                                         0.00

   4.37 The aggregate amount of funds on deposit in
        the Series Principal Account as of the end of the
        last day of the Due Period (after giving effect to the
        payments and adjustments made pursuant to Article
        IV of the Supplement and of the Agreement)                                                         0.00

   4.38 The aggregate amount of funds on deposit in the
        Spread Account as of the end of the last day of
        the Due Period (after giving effect to payments and
        adjustments made pursuant to Article IV of the
        Supplement and the Agreement)                                                              2,500,000.00

   4.39 Eligible Investments in the Series Principal Account:
        a.  The aggregate amount of funds invested in Eligible Investments                                 0.00
        b.  Description of each Eligible Investment:                                                         NA
        c.  The rate of interest applicable to each such Eligible Investment                            _______%
        d.  The rating of each such Eligible Investment                                                      NA

   4.40 Eligible Investments in the Liquidity Reserve Account:
        a.  The aggregate amount of funds invested in Eligible Investments                                 0.00
        b.  Description of each Eligible Investment:                                                         NA
        c.  The rate of interest applicable to each such Eligible Investment                           _______%
        d.  The rating of each such Eligible Investment                                                      NA

   4.41 The amount of Excess Interest Collections for the Due Period                                 461,450.53

   4.42 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period                                       107,698,051.84

   4.43 The amount of Excess Interest Collections for the
        Due Period allocated to other Series                                                               0.00

   4.44 The amount of Investor Principal Collections treated
        as Shared Principal Collections for the Due Period
        allocated to Other Series                                                                 11,463,828.69

   4.45 The percentages and all other information calculated
        pursuant to Sections 6.01 and 7.01 of the Supplement                                    See Exhibit "A"

   4.46 The amount of Remaining Available Seller's Principal
         Collections for the Due Period                                                                    0.00

   4.47 The amount of Series 1995-1 Shared Seller's Principal
        Collections for the Due Period                                                            20,865,935.08

   4.48 The aggregate amount of Shared Seller's Principal
        Collections from Other Series for the Due Period                                          67,402,936.96

   4.49 The amount of all Shared Seller's Principal Collections
        allocated to Series 1995-1 for the Due Period                                                      0.00

   4.50 The aggregate amount of all Shared Seller's Principal
        Collections allocated to Other Series for the Due Period                                           0.00

   4.51 The aggregate amount of all Early Distributions Amounts
        paid or deemed paid for the Distribution Period                                                    0.00

                                                           Exhibit 20.1(A)
                                                           Series 1995 - 1

   4.45 The percentages and all other information calculated pursuant to Sections 6.01 & 7.01 of the Supplement.

        Section 6.01

            (b)The Invested Amount is not reduced to zero by the Expected Payment Date?                         NO

        Section 7.01

            (d)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                      NO

            (g)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                NO

                                                     2 Months Past :      3.46%
                                                     1 Month Past :       3.31%
                                                     Current Month :      3.32%

            (h)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                       NO

                                           Master Trust Seller's Interest: $144,955,492.19

                                    Master Trust Minimum Seller's Interest:$144,867,242.97

            (i)Turnover Ratio less than 1.7?                                                                    NO

                                          Turnover Ratio:           4.80%

            (j)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                             NO

                                          Dealer Note Loos Ratio:   0.00%

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                                                      Exhibit 20.2

                                    MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 65

                                                 DEALER NOTE MASTER TRUST

                                                   CLASS A, DEALER NOTE
                                                ASSET BACKED CERTIFICATES,
                                                      SERIES 1998-1

Under the Series 1998-1 Supplement dated as of July 17, 1998 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
1998-1 Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of November 25, 2003, the Transfer Date of November 24, 2003 and with respect to the performance of the Master Trust during the Due Period ended on October 31, 2003 and the Distribution Period ended
November 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

          1 NFC is Servicer under the Agreement.

          2 The undersigned is a Servicing Officer.

          3 Master Trust Information.

        3.1 The amount of the Advance, if any, for Due for Period                                          244,102.08

        3.2 The amount of ITEC Finance Charges for the Due Period                                   1,856,916.66

        3.3 The average daily balance of Dealer Notes outstanding during the Due Period           806,216,413.36

        3.4 The total amount of Advance Reimbursements for the Due Period                                   0.00

        3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period           321,251,113.99

        3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust          330,672,673.37
            during the Due Period

        3.7 The amount of the Servicing Fee for the Due Period                                        678,869.10

        3.8 The average daily Master Trust Seller's Interest during the Due Period                145,032,354.41

        3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
            effect to the transactions set forth in Article IV of the Supplement)                 144,955,492.19

       3.10 The aggregate amount of Collections for the Due Period                                579,884,604.89

       3.11 The aggregate amount of Finance Charge Collections for the Due Period                   4,136,451.45

       3.12 The aggregate amount of Principal Collections for the Due Period                      575,748,153.44

       3.13 The amount of Dealer Note Losses for the Due Period                                             0.00

       3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period             814,643,739.31

       3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
            of the Agreement)                                                                     254,497,039.45

       3.16 Eligible Investments in the Excess Funding Account:
            a.  The aggregate amount of funds invested in Eligible Investments                    254,311,752.88
            b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
            c.  The rate of interest applicable to each such Eligible Investment                           0.91%
            d.  The rating of each such Eligible Investment                                             AAAm/Aaa

       3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
            as of the end of the Due Period                                                        11,707,120.82

       3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
            i)      Southland Int'l Trks
            ii)     Lee-Smith Inc.
            iii)    Longhorn Bus Sales
            iv)     Wolfington Body Co Inc
            v)      Nalley Motor Trucks

       3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
            as a percentage of the total principal amount outstanding, as of the end of the Due Period     0.28%

       3.20 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forthin Article IV of the Supplement) established on 7/10/03 for the
            benefit of the   Master Trust Certificateholders.                                        100,077.72

       3.21 Eligible Investments in the Servicer Transition Fee Account:
            a.  The aggregate amount of funds invested in Eligible Investments                       100,000.00
            b.  Description of each Eligible Investment:                              JP Morgan Prime Money Market Fund
            c.  The rate of interest applicable to each such Eligible Investment                           0.91%
            d.  The rating of each such Eligible Investment                                             AAAm/Aaa

       3.22 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
            of the Supplement and to the payments made on the Distribution Date)                      100,000.00

        4.0 Series 1998-1 Information.

        4.1 The Deficiency Amount as of the Transfer Date
            (after giving effect to the transactions set forth in
            Article IV of the Supplement)                                                                   0.00

       4.2a The Maximum Subordinated Amount as of the
            Transfer Date (after giving effect to the transactions
            set forth in Article IV of the Supplement)                                             31,000,000.00

      4.2b. The Available Subordinated Amount as of the
            Transfer Date (after giving effect to the transactions
            set forth in Article IV of the Supplement)                                             31,000,000.00

        4.3 The Projected Spread for the following Distribution Period                              2,500,000.00

        4.4 The amount on deposit in the Spread Account as of
            the Transfer Date (after giving effect to the
            transactions set forth in Article IV of the Supplement)                                 2,500,000.00

        4.5 The aggregate amount on deposit in the Liquidity
            Reserve Account as of the Transfer Date (after giving
            effect to the transactions  set forth in Article IV
            of the Supplement)                                                                              0.00

        4.6 The Invested Amount as of the Distribution
            Date (after giving effect to the transactions set forth
            in Article IV of the Supplement and to the
            payments made on the Distribution Date)                                               200,000,000.00

        4.7 The amount of Series Allocable Dealer Notes Losses
             for the Due Period                                                                             0.00

        4.8 The amount of Series Allocable Finance Charge
            Collections for the Due Period                                                            917,758.62

        4.9 The amount of Series Allocable Principal Collections
            for the Due Period                                                                    127,741,818.55

       4.10 The amount of Series Principal Account Losses
            for the Due Period                                                                              0.00

       4.11 The amount of Investor Dealer Note Losses for
            the Due Period                                                                                  0.00

       4.12 The amount of Investor Finance Charge Collections
            for the Due Period                                                                        773,762.29

       4.13 The amount of Investor Principal Collections for
            the Due Period                                                                        107,699,127.22

       4.14 The amount of Available Certificateholder's Interest
            Collections for the Due Period                                                            816,858.15

       4.15 The amount of Series 1998-1 Shared Principal
            Collections for the Due Period                                                        107,699,127.22

       4.16 The aggregate amount of the Series 1998-1 Principal
            Shortfall, if any, for the Due Period                                                           0.00

       4.17 The Seller's Percentage for the Due Period                                                    15.69%

       4.18 The Excess Seller's Percentage for the Due Period                                              2.62%

       4.19 The aggregate amount of Seller's Principal Collections
            for the Due Period                                                                     20,042,691.33

       4.20 The amount of Available Seller's Finance Charge
            Collections for the Due Period                                                            147,483.81

       4.21 The aggregate amount of Available Seller's Principal
            Collections for the Due Period                                                         16,695,855.68

       4.22 The aggregate amount of Excess Seller's Principal
            Collections for the Due Period                                                          3,346,835.65

       4.23 The Controlled Amortization Amount, if applicable,
            for the Due Period                                                                              0.00

       4.24 The Minimum Series 1998-1 Master Trust Seller's
            Interest as of the Distribution Date (after giving
            effect to the transactions set forth in Article IV
            of the Supplement)                                                                     37,000,000.00

       4.25 The Series 1998-1 Allocation Percentage for
            the Due Period                                                                                22.19%

       4.26 The Floating Allocation Percentage for the
            Due Period                                                                                    84.31%

       4.27 The Principal Allocation Percentage, if applicable,
            for the Due Period                                                                             0.00%

       4.28 The total amount to be distributed on the Series
            1998-1 Certificates on the Distribution Date                                              333,111.33

       4.29 The total amount, if any, to be distributed on the Series
            1998-1 Certificates on the Distribution Date
            allocable to the Invested Amount                                                                0.00

       4.30 The total amount, if any, to be distributed on
            the Series 1998-1 Certificates on the Distribution
            Date allocable to interest on the Series 1998-1
            Certificates                                                                              206,122.33

       4.31 The Draw Amount as of the Transfer Date                                                         0.00

       4.32 The amount of Investor Charge-Offs as of
            Transfer Date                                                                                   0.00

       4.33 The amount of reimbursement of Investor Charge-
            Offs as of the Transfer Date                                                                    0.00

       4.34 The amount of the Investor Servicing Fee to be
            paid on such Distribution Date                                                            126,989.00

       4.35 The aggregate amount of funds on deposit in
            the Series Principal Account as of the end of the
            last day of the Due Period (after giving effect to the
            payments and adjustments made pursuant to Article
            IV of the Supplement and of the Agreement)                                                      0.00

       4.36 The aggregate amount of funds on deposit in the
             Spread Account as of the end of the last day of
            the Due Period (after giving effect to payments and
            adjustments made pursuant to Article IV of the
            Supplement and the Agreement)                                                           2,500,000.00

       4.37 Eligible Investments in the Series Principal Account:
            a.  The aggregate amount of funds invested in Eligible Investments                              0.00
            b.  Description of each Eligible Investment:                                                      NA
            c.  The rate of interest applicable to each such Eligible Investment                         _______%
            d.  The rating of each such Eligible Investment                                                   NA

       4.38 Eligible Investments in the Liquidity Reserve Account:
            a.  The aggregate amount of funds invested in Eligible Investments                              0.00
            b.  Description of each Eligible Investment:                                                      NA
            c.  The rate of interest applicable to each such Eligible Investment                         _______%
            d.  The rating of each such Eligible Investment                                                   NA

       4.39 The amount of Excess Interest Collections for the Due Period                              483,746.82

       4.40 The amount of Investor Principal Collections treated
            as Shared Principal Collections for the Due Period                                    107,699,127.22

       4.41 The amount of Excess Interest Collections for the
            Due Period allocated to other Series                                                            0.00

       4.42 The amount of Investor Principal Collections treated
            as Shared Principal Collections for the Due Period
            allocated to Other Series                                                              11,463,828.69

       4.43 The percentages and all other information calculated
            pursuant to Section 6.01 of the Supplement                                           See Exhibit "A"

       4.44 The amount of Remaining Available Seller's Principal
             Collections for the Due Period                                                                 0.00

       4.45 The amount of Series 1998-1 Shared Seller's Principal
            Collections for the Due Period                                                         20,042,691.33

       4.46 The aggregate amount of Shared Seller's Principal
            Collections from Other Series for the Due Period                                       68,226,180.71

       4.47 The amount of all Shared Seller's Principal Collections
            allocated to Series 1998-1 for the Due Period                                                   0.00

       4.48 The aggregate amount of all Shared Seller's Principal
            Collections allocated to Other Series for the Due Period                                        0.00

       4.49 The aggregate amount of all Early Distributions Amounts
            paid or deemed paid for the Distribution Period                                                 0.00

                                                         Exhibit 20.2 (A)
                                                         Series 1998 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplemtent.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                     NO

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                                  NO

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                            NO

                                             2 Months Past :      3.46%
                                             1 Month Past :       3.31%
                                             Current Month :      3.32%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                                   NO

                                       Master Trust Seller's Interest:  $144,955,492.19

                              Master Trust Miniumum Seller's Interest:  $144,867,242.97

            (k)Turnover Ratio less than 1.7?                                                                                NO

                                           Turnover Ratio:  4.80%

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                         NO

                                   Dealer Note Loss Ratio:  0.00%

-----------------------------------------------------------------------------------------------------------------------------------

                                                     Exhibit 20.3

                                    MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 40
                                                  DEALER NOTE MASTER TRUST

                                                        DEALER NOTE
                                                 ASSET BACKED CERTIFICATES,
                                                       SERIES 2000-1

Under the Series 2000-1 Supplement dated as of July 28, 2000 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2000-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of November 25, 2003, the Transfer Date of November 24, 2003 and with respect to the performance of the Master Trust during the Due Period ended on October 31, 2003 and the Distribution Period ended
November 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

        1 NFC is Servicer under the Agreement.

        2 The undersigned is a Servicing Officer.

        3 Master Trust Information.

      3.1 The amount of the Advance, if any, Due for the Period                                   244,102.08

      3.2 The amount of ITEC Finance Charges for the Due Period                                1,856,916.66

      3.3 The average daily balance of Dealer Notes outstanding during the Due Period        806,216,413.36

      3.4 The total amount of Advance Reimbursements for the Due Period                                0.00

      3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period        321,251,113.99

      3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust       330,672,673.37
          during the Due Period

      3.7 The amount of the Servicing Fee for the Due Period                                     678,869.10

      3.8 The average daily Master Trust Seller's Interest during the Due Period             145,032,354.41

      3.9 The Master Trust Seller's Interest as of the Distribution Date (after
          giving effect to the transactions set forth in Article IV of the Supplement)       144,955,492.19

     3.10 The aggregate amount of Collections for the Due Period                             579,884,604.89

     3.11 The aggregate amount of Finance Charge Collections for the Due Period                4,136,451.45

     3.12 The aggregate amount of Principal Collections for the Due Period                   575,748,153.44

     3.13 The amount of Dealer Note Losses for the Due Period                                          0.00

     3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period          814,643,739.31

     3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
          of the Agreement)                                                                  254,497,039.45

     3.16 Eligible Investments in the Excess Funding Account:
          a.  The aggregate amount of funds invested in Eligible Investments                 254,311,752.88
          b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
          c.  The rate of interest applicable to each such Eligible Investment                        0.91%
          d.  The rating of each such Eligible Investment                                          AAAm/Aaa

     3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
          as of the end of the Due Period                                                     11,707,120.82

     3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
          i)      Southland Int'l Trks
          ii)     Lee-Smith Inc.
          iii)    Longhorn Bus Sales
          iv)     Wolfington Body Co Inc
          v)      Nalley Motor Trucks

     3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
          as a percentage of the total principal amount outstanding, as of the end
          of the Due Period                                                                            0.28%

     3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
          as of the end of the Due Period                                                     53,371,135.88

     3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
          Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement) established on
          7/10/03 for the benefit of the Master Trust Certificateholders.                        100,077.72

     3.22 Eligible Investments in the Servicer Transition Fee Account:
          a.  The aggregate amount of funds invested in Eligible Investments                     100,000.00
          b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
          c.  The rate of interest applicable to each such Eligible Investment                        0.91%
          d.  The rating of each such Eligible Investment                                          AAAm/Aaa

     3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
          of the Supplement and to the payments made on the Distribution Date)                   100,000.00

      4.0 Series 2000-1 Information.

      4.1 The Deficiency Amount as of the Transfer Date
          (after giving effect to the transactions set forth in
          Article IV of the Supplement)                                                                0.00

     4.2a The Maximum Subordinated Amount as of the
          Transfer Date (after giving effect to the transactions
          set forth in Article IV of the Supplement)                                          19,080,000.00

    4.2b. The Available Subordinated Amount as of the
          Transfer Date (after giving effect to the transactions
          set forth in Article IV of the Supplement)                                          19,080,000.00

      4.3 The Projected Spread for the following Distribution Period                           2,650,000.00

      4.4 The amount on deposit in the Spread Account as of
          the Transfer Date (after giving effect to the
          transactions set forth in Article IV of the Supplement)                              2,650,000.00

      4.5 The aggregate amount on deposit in the Liquidity
          Reserve Account as of the Transfer Date (after giving
          effect to the transactions  set forth in Article IV
          of the Supplement)                                                                           0.00

      4.6 The Invested Amount as of the Distribution
          Date (after giving effect to the transactions set forth
          in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                            212,000,000.00

      4.7 The amount of Series Allocable Dealer Notes Losses
           for the Due Period                                                                          0.00

      4.8 The amount of Series Allocable Finance Charge
          Collections for the Due Period                                                         918,072.99

      4.9 The amount of Series Allocable Principal Collections
          for the Due Period                                                                 127,785,575.41

     4.10 The amount of Series Principal Account Losses
          for the Due Period                                                                           0.00

     4.11 The amount of Investor Dealer Note Losses for
          the Due Period                                                                               0.00

     4.12 The amount of Investor Finance Charge Collections
          for the Due Period                                                                     783,942.53

     4.13 The amount of Investor Principal Collections for
          the Due Period                                                                     109,116,102.84

     4.14 The amount of Available Certificateholder's Interest
          Collections for the Due Period                                                         827,158.43

     4.15 The amount of Series 2000-1 Shared Principal
          Collections for the Due Period                                                     109,116,102.84

     4.16 The aggregate amount of the Series 2000-1 Principal
          Shortfall, if any, for the Due Period                                                        0.00

     4.17 The Seller's Percentage for the Due Period                                                 14.61%

     4.18 The Excess Seller's Percentage for the Due Period                                           6.57%

     4.19 The aggregate amount of Seller's Principal Collections
          for the Due Period                                                                  18,669,472.57

     4.20 The amount of Available Seller's Finance Charge
          Collections for the Due Period                                                         101,355.26

     4.21 The aggregate amount of Available Seller's Principal
          Collections for the Due Period                                                      10,273,960.26

     4.22 The aggregate amount of Excess Seller's Principal
          Collections for the Due Period                                                       8,395,512.30

     4.23 The Controlled Amortization Amount, if applicable,
          for the Due Period                                                                           0.00

     4.24 The Minimum Series 2000-1 Master Trust Seller's
          Interest as of the Distribution Date (after giving
          effect to the transactions set forth in Article IV
          of the Supplement)                                                                  25,440,000.00

     4.25 The Series 2000-1 Allocation Percentage for
          the Due Period                                                                             22.19%

     4.26 The Floating Allocation Percentage for the
          Due Period                                                                                 85.39%

     4.27 The Principal Allocation Percentage, if applicable,
          for the Due Period                                                                          0.00%

     4.28 The total amount to be distributed on the Series
          2000-1 Certificates on the Distribution Date                                           365,419.44

     4.29 The total amount, if any, to be distributed on the Series
          2000-1 Certificates on the Distribution Date
          allocable to the Invested Amount                                                             0.00

     4.30 The total amount, if any, to be distributed on
          the Series 2000-1 Certificates on the Distribution
          Date allocable to interest on the Series 2000-1
          Certificates                                                                           236,759.67

     4.31 The Draw Amount as of the Transfer Date                                                      0.00

     4.32 The amount of Investor Charge-Offs as of
          Transfer Date                                                                                0.00

     4.33 The amount of reimbursement of Investor Charge-
          Offs as of the Transfer Date                                                                 0.00

     4.34 The amount of the Investor Servicing Fee to be
          paid on such Distribution Date                                                         128,659.77

     4.35 The aggregate amount of funds on deposit in
          the Series Principal Account as of the end of the
          last day of the Due Period (after giving effect to the
          payments and adjustments made pursuant to Article
          IV of the Supplement and of the Agreement)                                                   0.00

     4.36 The aggregate amount of funds on deposit in the
           Spread Account as of the end of the last day of
          the Due Period (after giving effect to payments and
          adjustments made pursuant to Article IV of the
          Supplement and the Agreement)                                                        2,650,000.00

     4.37 Eligible Investments in the Series Principal Account:
          a.  The aggregate amount of funds invested in Eligible Investments                           0.00
          b.  Description of each Eligible Investment:                                                   NA
          c.  The rate of interest applicable to each such Eligible Investment                      _______%
          d.  The rating of each such Eligible Investment                                                NA

     4.38 Eligible Investments in the Liquidity Reserve Account:

          a.  The aggregate amount of funds invested in
          Eligible Investments                                                                         0.00

          b.  Description of each Eligible Investment:                                                   NA

          c.  The rate of interest applicable to each such
          Eligible Investment                                                                      _______%

          d.  The rating of each such Eligible Investment                                                NA

     4.39 The amount of Excess Interest Collections for the Due Period                           461,738.99

     4.40 The amount of Investor Principal Collections treated
          as Shared Principal Collections for the Due Period                                 109,116,102.84

     4.41 The amount of Excess Interest Collections for the
          Due Period allocated to other Series                                                         0.00

     4.42 The amount of Investor Principal Collections treated
          as Shared Principal Collections for the Due Period
          allocated to Other Series                                                           11,611,510.86

     4.43 The percentages and all other information calculated
          pursuant to Section 6.01 of the Supplement                                        See Exhibit "A"

     4.44 The amount of Remaining Available Seller's Principal
           Collections for the Due Period                                                              0.00

     4.45 The amount of Series 2000-1 Shared Seller's Principal
          Collections for the Due Period                                                      18,669,472.57

     4.46 The aggregate amount of Shared Seller's Principal
          Collections from Other Series for the Due Period                                    69,599,399.47

     4.47 The amount of all Shared Seller's Principal Collections
          allocated to Series 2000-1 for the Due Period                                                0.00

     4.48 The aggregate amount of all Shared Seller's Principal
          Collections allocated to Other Series for the Due Period                                     0.00

      5.0 Class A Certificate Information.

      5.1 The Class A Invested Amount as of the Distribution
          Date (after giving effect to the transactions set forth
          in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                            200,000,000.00

      5.2 The total amount to be distributed on the Class A Certificates
          on the Distribution Date - includes Investor Servicing Fee plus                        341,999.47
          the Investor Interest Payment

      5.3 The total amount, if any, to be distributed on the Class A
          Certificates on the Distribution Date allocable to the
          Class A Invested Amount                                                                      0.00

      5.4 The total amount, if any, to be distributed on the Class A
          Certificates on the Distribution Date allocable to interest
          on the Class A Certificates                                                            220,622.33

      5.5 The amount of Class A Certificateholder Charge-Offs
          as of the Transfer Date                                                                      0.00

      5.6 The amount of reimbursement of Class A Certificateholder
          Charge-Offs as of the Transfer Date                                                          0.00

      6.0 Class B Certificate Information.

      6.1 The Class B Invested Amount as of the Distribution
          Date (after giving effect to the transactions set forth
          in Article IV of the Supplement and to the
          payments made on the Distribution Date)                                             12,000,000.00

      6.2 The total amount to be distributed on the Class B Certificates
          on the Distribution Date - includes Investor Servicing Fee plus                         23,419.97
          the Investor Interest Payment

      6.3 The total amount, if any, to be distributed on the Class B
          Certificates on the Distribution Date allocable to the
          Class B Invested Amount                                                                      0.00

      6.4 The total amount, if any, to be distributed on the Class B
          Certificates on the Distribution Date allocable to interest
          on the Class B Certificates                                                             16,137.34

      6.5 The amount of Class B Certificateholder Charge-Offs
          as of the Transfer Date                                                                      0.00

      6.6 The amount of reimbursement of Class B Certificateholder
          Charge-Offs as of the Transfer Date                                                          0.00

                                                       Exhibit 20.3 (A)
                                                       Series 2000 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplemtent.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                     NO

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                                  NO

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                            NO

                                             2 Months Past :      3.46%
                                             1 Month Past :       3.31%
                                             Current Month :      3.32%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                                   NO

                                             Master Trust Seller's Interest: $144,955,492.19

                                     Master Trust Minimun Seller's Interest: $144,867,242.97

            (k)Turnover Ratio less than 1.7?                                                                                NO

                                           Turnover Ratio:  4.80%

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                         NO

                                   Dealer Note Loss Ratio:  0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
               Balance of all Dealer Notes?                                                                                 NO

                              Used Financed Vehicle Ratio:  6.46%

-----------------------------------------------------------------------------------------------------------------------------------

                                                    Exhibit 20.4
                                    MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 4
                                             DEALER NOTE MASTER TRUST

                                                    DEALER NOTE
                                            ASSET BACKED CERTIFICATES,
                                                   SERIES 2003-1

Under the Series 2003-1 Supplement dated as of July 10, 2003 (the "Supplement") by and among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the Pooling and Servicing Agreement dated as of June 8, 1995 (as amended and supplemented, the "Agreement") by and among
NFC, NFSC, the Master Trust Trustee and The Chase Manhattan Bank, as 1990 Trust Trustee, the Master Trust Trustee is
required to prepare certain information each month regarding current distributions to certain accounts and payments to Series
2003-1  Certificateholders as well as the performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution Date of November 25, 2003, the Transfer Date of November 24, 2003 and with respect to the performance of the Master Trust during the Due Period ended on October 31, 2003 and the Distribution Period ended
November 25, 2003 is set forth below.  Certain of the information is presented on the basis of an original principal amount of
$1,000 per Investor Certificate.  Certain other information is presented based on the aggregate amounts for the Master Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

         1 NFC is Servicer under the Agreement.

         2 The undersigned is a Servicing Officer.

         3 Master Trust Information.

       3.1 The amount of the Advance, if any, Due for the Period                                  244,102.08

       3.2 The amount of ITEC Finance Charges for the Due Period                                1,856,916.66

       3.3 The average daily balance of Dealer Notes outstanding during the Due Period        806,216,413.36

       3.4 The total amount of Advance Reimbursements for the Due Period                                0.00

       3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period        321,251,113.99

       3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust       330,672,673.37
           during the Due Period

       3.7 The amount of the Servicing Fee for the Due Period                                     678,869.10

       3.8 The average daily Master Trust Seller's Interest during the Due Period             145,032,354.41

       3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
           effect to the transactions set forth in Article IV of the Supplement)              144,955,492.19

      3.10 The aggregate amount of Collections for the Due Period                             579,884,604.89

      3.11 The aggregate amount of Finance Charge Collections for the Due Period                4,136,451.45

      3.12 The aggregate amount of Principal Collections for the Due Period                   575,748,153.44

      3.13 The amount of Dealer Note Losses for the Due Period                                          0.00

      3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period          814,643,739.31

      3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
           of the Agreement)                                                                  254,497,039.45

      3.16 Eligible Investments in the Excess Funding Account:
           a.  The aggregate amount of funds invested in Eligible Investments                 254,311,752.88
           b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
           c.  The rate of interest applicable to each such Eligible Investment                        0.91%
           d.  The rating of each such Eligible Investment                                          AAAm/Aaa

      3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
           as of the end of the Due Period                                                     11,707,120.82

      3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
           i)      Southland Int'l Trks
           ii)     Lee-Smith Inc.
           iii)    Longhorn Bus Sales
           iv)     Wolfington Body Co Inc
           v)      Nalley Motor Trucks

      3.19 Aggregate amount of delinquent principal payments (past due greater than 30 days)
           as a percentage of the total principal amount outstanding, as of the end of the Due Period  0.28%

      3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
           as of the end of the Due Period                                                     53,371,135.88

      3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth
           in Article IV of the Supplement) established on 7/10/03 for the benefit of the         100,077.72
           Master Trust Certificateholders.

      3.22 Eligible Investments in the Servicer Transition Fee Account:
           a.  The aggregate amount of funds invested in Eligible Investments                     100,000.00
           b.  Description of each Eligible Investment:                           JP Morgan Prime Money Market Fund
           c.  The rate of interest applicable to each such Eligible Investment                        0.91%
           d.  The rating of each such Eligible Investment                                          AAAm/Aaa

      3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV
           of the Supplement and to the payments made on the Distribution Date)                   100,000.00

       4.0 Series 2003-1 Information.

       4.1 The Deficiency Amount as of the Transfer Date
           (after giving effect to the transactions set forth in
           Article IV of the Supplement)                                                                0.00

      4.2a The Maximum Subordinated Amount as of the
           Transfer Date (after giving effect to the transactions
           set forth in Article IV of the Supplement)                                          19,080,000.00

      4.2b The Available Subordinated Amount as of the
           Transfer Date (after giving effect to the transactions
           set forth in Article IV of the Supplement)                                          19,080,000.00

       4.3 The Projected Spread for the following Distribution Period                           2,650,000.00

       4.4 The amount on deposit in the Spread Account as of
           the Transfer Date (after giving effect to the
           transactions set forth in Article IV of the Supplement)                              2,650,000.00

       4.5 The aggregate amount on deposit in the Liquidity
           Reserve Account as of the Transfer Date (after giving
           effect to the transactions  set forth in Article IV
           of the Supplement)                                                                           0.00

       4.6 The Invested Amount as of the Distribution
           Date (after giving effect to the transactions set forth
           in Article IV of the Supplement and to the
           payments made on the Distribution Date)                                            212,000,000.00

       4.7 The amount of Series Allocable Dealer Notes Losses
            for the Due Period                                                                          0.00

       4.8 The amount of Series Allocable Finance Charge
           Collections for the Due Period                                                         918,072.99

       4.9 The amount of Series Allocable Principal Collections
           for the Due Period                                                                 127,785,575.41

      4.10 The amount of Series Principal Account Losses
           for the Due Period                                                                           0.00

      4.11 The amount of Investor Dealer Note Losses for
           the Due Period                                                                               0.00

      4.12 The amount of Investor Finance Charge Collections
           for the Due Period                                                                     783,942.53

      4.13 The amount of Investor Principal Collections for
           the Due Period                                                                     109,116,102.84

      4.14 The amount of Available Certificateholder's Interest
           Collections for the Due Period                                                         827,157.47

      4.15 The amount of Series 2003-1 Shared Principal
           Collections for the Due Period                                                     109,116,102.84

      4.16 The aggregate amount of the Series 2003-1 Principal
           Shortfall, if any, for the Due Period                                                        0.00

      4.17 The Seller's Percentage for the Due Period                                                 14.61%

      4.18 The Excess Seller's Percentage for the Due Period                                           6.57%

      4.19 The aggregate amount of Seller's Principal Collections
           for the Due Period                                                                  18,669,472.57

      4.20 The amount of Available Seller's Finance Charge
           Collections for the Due Period                                                         101,355.26

      4.21 The aggregate amount of Available Seller's Principal
           Collections for the Due Period                                                      10,273,960.26

      4.22 The aggregate amount of Excess Seller's Principal
           Collections for the Due Period                                                       8,395,512.30

      4.23 The Controlled Amortization Amount, if applicable,
           for the Due Period                                                                           0.00

      4.24 The Minimum Series 2003-1 Master Trust Seller's
           Interest as of the Distribution Date (after giving
           effect to the transactions set forth in Article IV
           of the Supplement)                                                                  25,440,000.00

      4.25 The Series 2003-1 Allocation Percentage for
           the Due Period                                                                             22.19%

      4.26 The Floating Allocation Percentage for the
           Due Period                                                                                 85.39%

      4.27 The Principal Allocation Percentage, if applicable,
           for the Due Period                                                                          0.00%

      4.28 The total amount to be distributed on the Series
           2003-1 Certificates on the Distribution Date                                           379,758.33

      4.29 The total amount, if any, to be distributed on the Series
           2003-1 Certificates on the Distribution Date
           allocable to the Invested Amount                                                             0.00

      4.30 The total amount, if any, to be distributed on
           the Series 2003-1 Certificates on the Distribution
           Date allocable to interest on the Series 2003-1
           Certificates                                                                           251,098.56

      4.31 The Draw Amount as of the Transfer Date                                                      0.00

      4.32 The amount of Investor Charge-Offs as of
           Transfer Date                                                                                0.00

      4.33 The amount of reimbursement of Investor Charge-
           Offs as of the Transfer Date                                                                 0.00

      4.34 The amount of the Investor Servicing Fee to be
           paid on such Distribution Date                                                         128,659.77

      4.35 The aggregate amount of funds on deposit in
           the Series Principal Account as of the end of the
           last day of the Due Period (after giving effect to the
           payments and adjustments made pursuant to Article
           IV of the Supplement and of the Agreement)                                                   0.00

      4.36 The aggregate amount of funds on deposit in the
           Spread Account as of the end of the last day of
           the Due Period (after giving effect to payments and
           adjustments made pursuant to Article IV of the
           Supplement and the Agreement)                                                        2,650,000.00

      4.37 Eligible Investments in the Series Principal Account:
           a.  The aggregate amount of funds invested in Eligible Investments                           0.00
           b.  Description of each Eligible Investment:                                                   NA
           c.  The rate of interest applicable to each such Eligible Investment                      _______%
           d.  The rating of each such Eligible Investment                                                NA

      4.38 Eligible Investments in the Liquidity Reserve Account:
           a.  The aggregate amount of funds invested in Eligible Investments                           0.00
           b.  Description of each Eligible Investment:                                                   NA
           c.  The rate of interest applicable to each such Eligible Investment                      _______%
           d.  The rating of each such Eligible Investment                                                NA

      4.39 The amount of Excess Interest Collections for the Due Period                           447,399.14

      4.40 The amount of Investor Principal Collections treated
           as Shared Principal Collections for the Due Period                                 109,116,102.84

      4.41 The amount of Excess Interest Collections for the
           Due Period allocated to other Series                                                         0.00

      4.42 The amount of Investor Principal Collections treated
           as Shared Principal Collections for the Due Period
           allocated to Other Series                                                           11,611,510.86

      4.43 The percentages and all other information calculated
           pursuant to Section 6.01 of the Supplement                                        See Exhibit "A"

      4.44 The amount of Remaining Available Seller's Principal
            Collections for the Due Period                                                              0.00

      4.45 The amount of Series 2003-1 Shared Seller's Principal
           Collections for the Due Period                                                      18,669,472.57

      4.46 The aggregate amount of Shared Seller's Principal
           Collections from Other Series for the Due Period                                    69,599,399.47

      4.47 The amount of all Shared Seller's Principal Collections
           allocated to Series 2003-1 for the Due Period                                                0.00

      4.48 The aggregate amount of all Shared Seller's Principal
           Collections allocated to Other Series for the Due Period                                     0.00

       5.0 Class A Certificate Information.

       5.1 The Class A Invested Amount as of the Distribution
           Date (after giving effect to the transactions set forth
           in Article IV of the Supplement and to the
           payments made on the Distribution Date)                                            200,000,000.00

       5.2 The total amount to be distributed on the Class A Certificates
           on the Distribution Date - includes Investor Servicing Fee plus                        350,055.03
           the Investor Interest Payment

       5.3 The total amount, if any, to be distributed on the Class A
           Certificates on the Distribution Date allocable to the
           Class A Invested Amount                                                                      0.00

       5.4 The total amount, if any, to be distributed on the Class A
           Certificates on the Distribution Date allocable to interest
           on the Class A Certificates                                                            228,677.89

       5.5 The amount of Class A Certificateholder Charge-Offs
           as of the Transfer Date                                                                      0.00

       5.6 The amount of reimbursement of Class A Certificateholder
           Charge-Offs as of the Transfer Date                                                          0.00

       6.0 Class B Certificate Information.

       6.1 The Class B Invested Amount as of the Distribution
           Date (after giving effect to the transactions set forth
           in Article IV of the Supplement and to the
           payments made on the Distribution Date)                                             12,000,000.00

       6.2 The total amount to be distributed on the Class B Certificates
           on the Distribution Date - includes Investor Servicing Fee plus                         29,703.30
           the Investor Interest Payment

       6.3 The total amount, if any, to be distributed on the Class B
           Certificates on the Distribution Date allocable to the
           Class B Invested Amount                                                                      0.00

       6.4 The total amount, if any, to be distributed on the Class B
           Certificates on the Distribution Date allocable to interest
           on the Class B Certificates                                                             22,420.67

       6.5 The amount of Class B Certificateholder Charge-Offs
           as of the Transfer Date                                                                      0.00

       6.6 The amount of reimbursement of Class B Certificateholder
           Charge-Offs as of the Transfer Date                                                          0.00

                                                              Exhibit 20.4 (A)
                                                              Series 2003 - 1

   4.43 The percentages and all other information calculated pursuant to Section 6.01 of the Supplemtent.

        Section 6.01

            (a)The Invested Amount is not reduced to zero by the Expected Payment Date?                                     NO

            (f)The Available Subordinated Amount for such Transfer Date will be reduced to an amount
               less than the Required Subordinated Amount?                                                                  NO

            (i)Average Coverage Differential shall be equal to or less than negative two percent (-2.00%)
               on each of three consecutive Determination Dates?                                                            NO

                                             2 Months Past :      3.46%
                                             1 Month Past :       3.31%
                                             Current Month :      3.32%

            (j)The Master Trust Seller's Interest is reduced to an amount less than the Master Trust
               Minimum Seller's Interest?                                                                                   NO

                                            Master Trust Seller's Interest:  $144,955,492.19

                                    Master Trust Minimum Seller's Interest:  $144,867,242.97

            (k)Turnover Ratio less than 1.7?                                                                                NO

                                                Turnover Ratio:  4.80%

            (l)Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?                                         NO

                                        Dealer Note Loss Ratio:  0.00%

            (p)Aggregate Principal Dealer Note Balance which was advanced against Financed
               Vehicles which are Used Vehicles exceeds 25% of the Aggregate Principal
               Balance of all Dealer Notes?                                                                                 NO

                                   Used Financed Vehicle Ratio:  6.46%